Exhibit 99.1

FOR IMMEDIATE RELEASE
CheckFree Purchases Integrated Decision Systems to Expand Leadership
Position in the Managed Accounts Industry
ATLANTA (September 2, 2005) — CheckFree Corporation (Nasdaq: CKFR) today announced that it has purchased Integrated Decision Systems, Inc. (IDS), a provider of enterprise portfolio management solutions to the financial services industry. The business will be integrated with CheckFree’s Investment Services division, which provides processing services, including trading, portfolio management, accounting, reporting services and data, to broker/dealers, money managers and investment consultants.
The purchase of IDS delivers increased connectivity with broker/dealers that will give CheckFree’s money manager clients links to a larger network of broker/dealer organizations. In addition, CheckFree Investment Services brings a commitment to support IDS’ software clients, as well as access to the CheckFree APLSM processing platform. IDS clients will also be able to benefit from CheckFree’s ongoing investment in CheckFree EPL™ (Enhanced Portfolio Lifecycle), the company’s next-generation platform that will deliver superior business, operational and cost efficiencies to broker/dealer firms, money managers and registered investment advisors.
The acquisition extends CheckFree’s client base to include more participants in the investment management industry and will allow CheckFree to drive further growth in the market. In addition, the deal gives CheckFree Investment Services additional technology, including new retail brokerage performance reporting tools to service participants in the Separately Managed Account industry for large-scale performance reporting.
“The combination of CheckFree Investment Services and Integrated Decision Systems delivers strong benefits for both organizations and their respective customers. The addition of Integrated Decision Systems not only grows our base of broker/dealer relationships, it also strengthens our opportunities for growth and reinforces our commitment to the growth of the Investment Management industry,” said Alex Marasco, executive vice president and general manager of CheckFree Investment Services.
Update to First Quarter and Fiscal 2006 Financial Outlook
For the fiscal year 2006 ending June 30, 2006, CheckFree expects the purchase to be dilutive to expected GAAP earnings per share by about $0.03, neutral to underlying earnings per share with a modestly negative impact on expected free cash flow and accretive to both GAAP and underlying earnings per share thereafter. For fiscal 2006, the Company now expects GAAP earnings per share in the range of $1.08 to $1.13, with expectations for earnings per share on an underlying basis unchanged in the range of $1.50 to $1.54. For the month of September 2005 and, therefore, the quarter ending September 30, 2005, the contribution to revenue is expected to be minimal. The Company now expects earnings per share in the range of $0.18 to $0.21 on a GAAP basis for the quarter ended September 30, 2005, with underlying earnings per share unchanged at $0.37 to $0.39. The purchase consideration for substantially all of the assets of IDS is approximately $18.0 million in cash.
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CheckFree Purchases Integrated Decision Systems to Expand Leadership Position in the Managed Accounts Industry

About IDS
Integrated Decision Systems (www.idsnet.com) is an industry leader in enterprise portfolio management solutions for the financial services industry, with over $4 trillion in assets under management on its systems. Since 1981, the Company’s exclusive focus has been on creating highly scalable, open architecture solutions that provide encyclopedic functionality for a dynamic and diverse marketplace, combined with world-class systems support. IDS products are in production at many of the world’s leading banks, brokerage firms, mutual funds, investment management firms, SMA sponsors and securities lending firms. The Company is headquartered in New York, with its Technology and Support center located in Los Angeles and a sales and support office in London.
About CheckFree (www.checkfreecorp.com)
Founded in 1981, CheckFree Corporation (NASDAQ: CKFR) provides financial electronic commerce services and products to organizations around the world. CheckFree Electronic Commerce solutions enable thousands of financial services providers and billers to offer their customers the convenience of receiving and paying their household bills online or in person through retail outlets. CheckFree Investment Services provides a broad range of investment management solutions and outsourced services to thousands of financial services organizations, which manage more than $1 trillion in assets. CheckFree Software develops, markets and supports software applications that are used by financial institutions to process more than two thirds of the 11 billion Automated Clearing House transactions in the United States. The division also provides global trade processing, reconciliation, financial messaging, compliance and electronic billing and statement software to hundreds of organizations across the globe.
Certain of CheckFree’s statements in this press release are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future and include statements in this document regarding expectations of revenue and earnings per share for the first quarter of fiscal 2006 and earnings per share and free cash flow for fiscal 2006 as a whole (paragraph 5 of this press release). Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree’s business, and other risks and uncertainties detailed from time to time in CheckFree’s periodic reports filed with the Securities and Exchange Commission, including CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2005 (filed September 2, 2005). One or more of these factors have affected, and could in the future affect CheckFree’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this press release will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.
Use of Non-GAAP Financial Information
CheckFree supplements its reporting of revenue, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” underlying income (loss) from operations,” “underlying net income (loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenue or expense enhance the company’s evaluation of its performance, and are not pertinent to day-to-day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income (loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.
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CheckFree Purchases Integrated Decision Systems to Expand Leadership Position in the Managed Accounts Industry

Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, charges associated with the impairment of intangible assets, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of the company’s operations, and management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer, the company’s chief operating decision maker, who uses this information in allocating resources to CheckFree’s various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenue and decrease controllable costs, the company uses underlying revenue and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenue, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.
Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, the company believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of the company’s management and its core business performance.
CheckFree’s underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenue, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
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